EXHIBIT 10.1

   Restatement  #1:  Effective October 28, 1986
   Restatement  #2:  Effective February 7, 1989
   Restatement  #3:  Effective October 16, 1990
   Restatement  #4:  Effective January 28, 1992
   Restatement  #5:  Effective August 1, 1995
   Restatement  #6:  Effective April 23, 1997


                           STRATUS COMPUTER, INC.
                      STOCK OPTION PLAN (January, 1983)
                           RESTATEMENT NUMBER SIX

1. Purpose. The purpose of this Plan is to advance the interests of Stratus Computer, Inc. (the "Company") by providing an opportunity to selected key employees of the Company and its subsidiaries to purchase stock of the Company through the exercise of options granted under this Plan. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees of training, experience and ability. It is intended that this purpose will be effected by the granting of stock options as provided herein.


2. Amendment and Restatement of Prior Plan. This plan continues, in amended and restated form, the Incentive Stock Option Plan (January, 1983) (the "Incentive Stock Option Plan"), as previously amended and restated effective October 28, 1986 ("Restatement Number One"), February 7, 1989 ("Restatement Number Two"), October 16, 1990 ("Restatement Number Three"), January 28, 1992 ("Restatement Number Four") which Amendment extended the termination date of the Plan until December 31, 2003 and for purposes of Section 422(b)2 of the Internal Revenue Code of 1986, as Amended (the "Code"), constitutes a new plan, and August 1, 1995 (Restatement Number 5) which Amendment caused the Plan to comply with the requirements of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as Amended ("Rule 16b-3"). This Stratus Computer, Inc. Stock Option Plan (January, 1983) Restatement Number Six (the "Plan") effective April 23, 1997, reflects Amendments to the Plan adopted by the Board of Directors of the Company (the "Board") on October 22, 1996, the sole purpose of which was to alter Plan definitions as a result of new rules issued for the Securities Exchange Act of 1934, as amended, and further reflects amendments adopted by the Board on January 13, 1997 and approved by the shareholders on April 23, 1997 to (a) increase the maximum combined aggregate number of shares reserved for issuance under the Plan by 1,500,000 to 10,880,200 and (b) increase the maximum aggregate annual limitation on Shares for which options may be granted to a participant under the Plan from 100,000 to 500,000.

3. Effective Date. The Plan became effective as of January 1, 1983. This Restatement Number Six of the Plan became effective on April 23, 1997, the date the last amendment incorporated in this restatement was approved by the shareholders. To the extent at any time that amendments are made to the Plan for which shareholder approval is necessary under applicable tax or securities laws or under the Board action adopting such amendment, options that may be granted only as a result of such amendments may be granted before such approval, but no such options may be exercised until such approval is obtained and such options will be null and void if such approval is not obtained.



4. Stock Subject to the Plan. The shares that may be granted under this Plan shall not exceed in the aggregate 10,880,200 shares of the $.01 par value Common Stock of the Company (the "Shares"); provided, however, that such maximum number of Shares shall be reduced by the number of any Shares that are made subject to options (which have not subsequently expired or been terminated before exercise) pursuant to the Stratus Computer, Inc. Non-Qualified Common Stock Option Plan. Any Shares subject to an option under this Plan which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an option under the Plan. In addition, any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.


5. Administration. This Plan shall be administered by a committee (the "Stock Option Committee") consisting of three (3) or more members of the Board who are not employees of the Company, none of whom shall be eligible to participate in the Plan and all of whom shall be "disinterested persons" as defined under Rule 16b-3. The Stock Option Committee shall be appointed by and shall serve at the pleasure of the Board. Subject to the provisions of this Plan, said Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration.


6.  Eligible Employees.   Options may be granted to such key employees of the
Company or of any of its subsidiaries, including members of the Board who are also employees of the Company or any of its subsidiaries, as are selected by the Stock Option Committee.


7. Duration of the Plan. This Plan shall terminate on December 31, 2003, unless terminated earlier pursuant to Paragraph 13 hereafter, and no options may be granted thereafter.


8. Restrictions on Incentive Options. Incentive options (but not nonqualified options) granted under this Plan shall be subject to the following restrictions:


(a) Limitation on Number of Shares. (i) With respect to incentive options granted before January 1, 1987, the aggregate fair market value, determined as of the date the incentive option is granted, of the Shares for which an employee may be granted incentive option in any calendar year shall not exceed $100,000 plus any "unused limit carryovers," as that term is defined under
Section 422A(c)(4) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of 1986), available in such year; or (ii) for incentive options granted after December 31, 1986, the aggregate fair market value, determined as of the date the incentive option is granted, of the Shares with respect to which incentive options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. In the event that an employee is eligible to participate in any other incentive stock option plans of the Company or any of its subsidiaries which are also intended to comply with the provisions of Section 422 of the Code, the applicable annual limitation shall apply to the aggregate number of Shares for which incentive stock options may be granted under all such plans.



(b) 10% Stockholder. If any employee to whom an incentive option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the following special provisions shall be applicable to the incentive option granted to such individual:


(i) The option price per Share subject to such incentive option shall not be less than 110% of the fair market value of one Share on the date of grant; and The incentive option shall not have a term in excess of five (5) years from the date of grant.

(c) Effect of Other Outstanding Incentive Options. No incentive option granted before January 1, 1987 hereunder shall be exercisable by any optionee while there is "outstanding," within the meaning of Section 422A(c)(7) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of 1986), any incentive option or other incentive stock option which was granted to the optionee before the granting of the incentive option under this Plan and which permits the optionee to purchase stock in (i) the Company, (ii) a corporation which (at the time of the granting of the incentive option under this Plan) is a parent or subsidiary of the Company, or (iii) a predecessor corporation of any of such corporations.


9. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Stock Option Committee shall approve from time to time, which agreements shall evidence the following terms and conditions:


(a) Price. Subject to the condition of subparagraph (b)(i) of Paragraph 8, if applicable, with respect to each incentive option, the purchase price per Share of stock payable upon the exercise of each option granted hereunder shall be not less than 100% of the fair market value of the stock on the day the option is granted. With respect to each nonqualified option, the purchase price per Share payable upon the exercise of each option granted hereunder shall be determined by the Stock Option Committee at the time the option is granted and shall not be less than 50% of the fair market value of one Share on the date of grant.

(b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

(c) Limitation on Number of Shares. The maximum number of shares for which any one participant may be granted non-qualified options in any calendar year under this Plan shall not exceed 500,000 shares.

(d) Exercise of Options. Subject to the conditions on incentive options of subparagraph (b)(ii) and (c) of Paragraph 8, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Stock Option Committee may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.






(e) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Stock Option Committee, any member of the Committee, the Company's Treasurer, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at the time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time of delivery to the optionee of a certificate or certificates covering the number of Shares for which the option was exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Stock Option Committee, by delivery and assignment to the Company of Shares of Company stock having a fair market value (as determined by the Stock Option Committee) equal to the option price, (iii) [only with respect to optionees who are officers or directors of the Company (or its affiliates) who, by reason of their relationship to the Company, would be subject to Section 16 of the Securities Exchange Act of 1934, as amended in connection with their acquisition or disposition of Common Stock of the Company (a "Section 16 Person")], if permitted by the Stock Option Committee, by promissory note, or (iv) by a combination of (i), (ii) and (iii) (if applicable). The value of the Company stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Stock Option Committee.

 (f) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares of Common Stock upon exercise of a nonqualified option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares of Common Stock having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The optionee's election to have Shares withheld for this purpose will be subject to the following restrictions: (1) the election must be made prior to the Tax Date, (2) the election must be irrevocable, (3) the election will be subject to the right of the Committee to disapprove the election, and (4) if a participant is a Section 16 Person, such election must comply in all respects with the requirements of Rule 16b-3.


(g) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him.


(h) Termination of Options. Each option shall terminate and may no longer be exercised if the optionee ceases for any reason to be a employee of the Company, or its parent or a subsidiary, except that:


(i) if the optionee's employment shall have terminated for any reason other than cause, disability (as defined below) or death, he may at any time within a period of thirty (30) days after such termination of employment exercise his option to the extent that the option was exercisable by him on the date of termination of his employment;




(ii) if the optionee's employment shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Code, with respect to incentive options granted to the optionee, the optionee may, at any time within a period of one (1) year after such termination of employment, and with respect to nonqualified options granted to the optionee, the optionee may, at any time within a period of one year and one day after such termination of employment, exercise his option to the extent that the option was exercisable by him on the date of termination of his employment; and


(iii) if the optionee dies at a time when the option was exercisable by him, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to paragraph 9(g) hereof may exercise the option to the extent the optionee might have exercised it at the time of his death; (a) at any time within a period of six (6) months following his death if the optionee was not an employee at the time of his death, or, (b) in the event his employment with the Company is terminated by his death, one (1) year following such termination of employment. In no case, however, may an option be exercised to any extent by anyone after the date of expiration of the option.


(i) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.


10. Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to the Plan and in the number, kind, and option price of Shares covered by outstanding options granted hereunder to give effect to any stock dividends or other distribution (which exceeds five percent of the total number of Shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such stock dividend or distribution), stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.


11. Merger; Sale of Assets; Dissolution. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be optioned and sold under this Plan and the number and kind of Shares then subject to options granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Stock Option Committee may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

12.Definitions.

(a) The term "key employees" means those executive, administrative, operational or managerial employees who are determined by the Stock Option Committee to be eligible for options under this Plan.




(b) The term "option", unless otherwise indicated, means either an incentive option or a nonqualified option. The term "options" refers to both incentive options or nonqualified options.


(c) The term "optionee" means a key employee to whom an option is granted under this Plan.


(d) The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code.

(e) The term "subsidiary" shall, for purposes of this Plan, have the meaning ascribed to it under Section 424(f) of the Code.


13. Termination or Amendment of Plan. The Board may at any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided:

(a) that no such termination or amendment shall adversely affect or impair any then outstanding option without the consent of the optionee holding such option; and

(b) that any such amendment which:

         (i) increases the maximum number of Shares subject to this Plan (subject to the provisions of Section 10),


         (ii) changes the class of persons eligible to participate in this Plan, or

         (iii) materially increases the benefits accruing to participants under this Plan;

shall be subject to approval by the shareholders of the Company within one (1) year from the effective date of such amendment and shall be null and void if such approval is not obtained.